UNITED
STATES
SECURITIES AND
EXCHANGE
COMMISSION
WASHINGTON,
DC 20549
FORM
8-K
CURRENT
REPORT
Pursuant
to Section 13
or 15(d)
of the Securities
Exchange
Act
Date of Report
(Date of Earliest
Event
Reported):
October 2, 2026
Cal-Maine Foods, Inc.
(Exact name
of registrant
as specified
in its charter)
Delaware
001-38695
64-0500378
(State or
other jurisdiction
of
incorporation)
(Commission
File Number)
(IRS Employer
Identification
No.)
1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of
principal
executive
offices (zip code))
601
-
948-6813
(Registrant’s telephone number, including area code)
Check
the appropriate
box below
if the Form 8-K filing
is intended
to simultaneously
satisfy the
filing
obligation
of the
registrant
under any
of the following
provisions
(see General Instruction
A.2 below):
☐
Written
communications
pursuant
to Rule 425 under the
Securities
Act (17 CFR 230.425)
☐
Soliciting
material pursuant
to Rule
14a-12
under the
Exchange
Act (17 CFR 240.14a
-12)
☐
Pre-commencement
communications
pursuant
to Rule
14d-2(b)
under the
Exchange
Act (17 CFR 240.14d
-2(b))
☐
Pre-commencement
communications
pursuant
to Rule
13e-4(c) under
the Exchange
Act (17 CFR 240.13e
-4(c))
Securities registered
pursuant
to Section
12(b)
of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange on which
registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ
Global
Select Market
Indicate
by check
mark whether the
registrant
is an emerging
growth company
as defined
in Rule
405 of the
Securities
Act of
1933
(§230.405
of this chapter)
or Rule 12b
-2 of the Securities
Exchange
Act of 1934
(§240.12b
-2 of this chapter).
Emerging
growth company
☐
If an emerging
growth company,
indicate
by check
mark if the registrant
has elected
not to
use the extended
transition
period
for complying
with any
new or revised financial
accounting
standards
provided
pursuant
to Section
13(a) of the Exchange
Act.
☐

Item 5.07.
Submission of
Matters to
a Vote of Security
Holders.
The Company’s
Annual
Meeting of
Stockholders
was held on
October 2, 202
6
(the “Annual
Meeting”).
Proposal
No. 1:
Election of Class
II Directors.
The following
persons were
nominated
and elected to
serve as members
of the
Board
of Directors until our
next
annual
meeting of
stockholders
and
until their successors are
elected and
qualified.
Nominees
for the Board
of Directors
of the
Company:
Names
Votes
For
Votes
Withheld
Non-Votes
Max P. Bowman 19,168,441 12,506,159 5,689,306
Haley R.
Fisackerly
29,830,341 1,844,259 5,689,306
Letitia
C. Hughes
11,188,368 20,486,232 5,689,306
Proposal
No.
2:
Approval,
on
an
advisory
basis,
of
the
compensation
of
our
named
executive
officers.
The
Company’s
stockholders
approved
the proposal
by the
following vote:
Votes
For
Votes
Against
Abstentions Non-Votes
29,983,376 1,594,133 97,091 5,689,306
Proposal
No.
3: Ratification
of Frost,
PLLC
as the
Company’s
independent
registered
public accounting
firm for
fiscal
year 2027.
The Company’s
stockholders
approved
the proposal
by the
following vote:
Votes
For
Votes
Against
Abstentions Non-Votes
37,115,381 183,030 65,495 N/A
Item 9.01.
Financial
Statements
and Exhibits
(d)
Exhibits
Exhibit
Number Description
104
Cover Page
Interactive
Data File,
(embedded
within
the Inline
XBRL document)
SIGNATURES
Pursuant to
the requirements
for the Securities
Exchange
Act of 1934,
the registrant
has duly
caused
this report
to be signed
on
its behalf by the undersigned hereunto
duly authorized.
CAL-MAINE
FOODS,
INC.
Date:
October 2,
2026
By:
/s/ Max
P. Bowman
Max P. Bowman
Director, Vice
President, and
Chief Financial
Officer